The Chemours Company Investor Presentation August 2024

Safe Harbor Statement and Other Matters This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, guidance on Company and segment performance for the second quarter of 2024 and our expected commercialization of Opteon™ two-phase immersion cooling by 2026. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as guidance relying on models based upon management assumptions regarding future events that are inherently uncertain.  These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties including the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, remediation of material weaknesses and internal control over financial reporting, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance for our segments individually and our company as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, plans for dividends or share repurchases, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, our ability to develop and commercialize new products or technologies and obtain necessary regulatory approvals, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These statements also may involve risks and uncertainties that are beyond Chemours' control. Matters outside our control, including general economic conditions, geopolitical conditions and global health events, have affected or may affect our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and in our Annual Report on Form 10-K for the year ended December 31, 2023. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. We prepare our financial statements in accordance with Generally Accepted Accounting Principles (GAAP). Within this press release, we may make reference to Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Total Debt Principal, Net and Net Leverage Ratio which are non-GAAP financial measures. The Company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Management uses Adjusted Net Income, Adjusted EPS and Adjusted EBITDA, which adjust for (i) certain non-cash items, (ii) certain items we believe are not indicative of ongoing operating performance or (iii) certain nonrecurring, unusual or infrequent items to evaluate the Company's performance in order to have comparable financial results to analyze changes in our underlying business from period to period. Additionally, Total Debt Principal, Net and Net Leverage Ratio are utilized as liquidity measures to assess the cash generation of our businesses and on-going liquidity position. Accordingly, the Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company's operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis, as well as the other information in this press release, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non-GAAP financial measures used by the Company in this press release may be different from the methods used by other companies. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict with reasonable certainty the ultimate outcome of unusual gains and losses, potential future asset impairments and pending litigation without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the attached schedules or the table, "Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)" and materials posted to the Company's website at investors.chemours.com..

Our Values 3

Our Executive Team Public Denise Dignam President and CEO Matthew Abbott SVP, Chief Enterprise Transformation Officer Gerardo Familiar President, Advanced Performance Materials Joe Martinko President, Thermal & Specialized Solutions Alvenia Scarborough SVP, Corporate Communications and Chief Brand Officer Kristine Wellman SVP, General Counsel and Corporate Secretary Ron Charles SVP, People Diane Iuliano Picho Interim President, Titanium Technologies Shane Hostetter SVP, Chief Financial Officer

2023 Sustainability Report Highlights 48% of revenue from products that contribute to the UN SDGs Reduced operational GHG emissions 52%*—on track for a 60% reduction by 2030 Reduced total process FOC emissions 59%*—on our way to a 99% or more reduction by 2030 Investing in the new Center for Clean Hydrogen—supporting work to solve challenges of creating low-cost clean H2 & efficient H2 energy conversion Announced achievements in the development and manufacture of Opteon™ 2P50** for two-phase immersion cooling Received two U.S. Dept. of Energy Better Plants Program awards—for the second year in a row Announced Science Based Target initiative (SBTi) approval of Chemours’ 2030 GHG emissions reduction targets Includes existing Scope 1 & 2 GHG emissions goal, and New Scope 3 target to reduce emissions by 25% per ton of production by 2030. *versus a 2018 baseline; **pending regulatory approval

ADVANCED PERFORMANCE MATERIALS THERMAL & SPECIALIZED SOLUTIONS TITANIUM TECHNOLOGIES ` Chemours Businesses

Geographical Breakdown2 Industry Leading Businesses Collectively Driving Shareholder Returns Data Source: Company SEC filings Includes $236 corporate and other expenses. Also includes Other Segment Net Sales of $56 and Adjusted EBITDA of $7. Data reflects Net Sales for the trailing twelve months ended June 30, 2024. See reconciliation of Non-GAAP measures in the appendix. Global Business Mix2 (All $’s on a trailing twelve-month basis, in millions) Adj. EBITDA Margin Adj. EBITDA Net Sales Advanced Performance Mats. Net Sales Adj. EBITDA Thermal & Specialized Sols. Adj. EBITDA Net Sales Titanium Technologies Adj. EBITDA Net Sales Total Chemours1 APM TSS $5,736 $786 14% $2,602 $283, 11% $1,772 $598 34% $1,306 $183 14% TT - 45% Opteon – 13% Freon – 11% FP&O – 7% Advanced Materials – 14% Performance Solutions – 9% Other Segment – 1% LATAM – 11% EMEA – 20% Asia Pacific – 24% North America – 45%

Our Business Chemours’ Thermal & Specialized Solutions business delivers thermal management solutions with superior performance, quality, and safety, while meeting performance and regulatory requirements. THERMAL & SPECIALIZED SOLUTIONS (TSS)

Global leading provider of refrigerants, thermal management solutions, propellants, foam blowing agents, and specialty solvents Category leader in next-gen low global warming potential (“GWP”) refrigerant technology, Opteon™ Market-leading cost-advantaged process technology at Corpus Christi, TX facility; 40% capacity expansion complete by YE 2024 Project announced to increase capacity for low GWP foam blowing agents Commercialization of Opteon™ two-phase immersion cooling is expected by 2026, pending appropriate regulatory approvals Robust international patent portfolio for products and methods, providing protection until the early to mid 2030s with investments underway towards continued innovation in next generation refrigerant Estimated mid-to-high single digit growth for TSS through the end of the decade with Adjusted EBITDA Margin averaging 30% or greater TSS Key End Markets  Product Type 1 Geography 1 1 Data reflects Net Sales and Adjusted EBITDA for the trailing twelve months ended June 30, 2024 Adj. EBITDA margin of 34%1 TSS Market Strength Thermal & Specialized Solutions – Business Summary Latin America 12% Asia Pacific – 10% EMEA – 20% North America – 58% Foam, Propellants & Others – 21% Opteon – 42% Freon – 37%

Favorable Regulatory Trends Accelerating Opteon™ Adoption

- The EU and the United States are the two key end-markets driving regulatory acceleration of Opteon™ adoption through a GWP-based quota system
- The AIM Act empowers the EPA to reduce US HFC production and consumption ~85% by 2036, driving customers to transition to low GWP HFO refrigerants, including Opteon™ as one of two viable choices
- The phasedown is organized in a stepwise manner, utilizing an allowance allocation and trading program; GWP stepdown based on CO_2eq allocation



Percent of phase down*
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037
2039
Year
2024 Stepdown
US: 30% (40% cumulative)
*EU:21% (76% cumulative)
2026 Technology Transition
EPA stationary equipment sell-through date moved to 1/1/2026
Montreal Protocol / Kigali
US AIM Act
EU F-Gas Regulation
AIM
F-Gas
F-Gas Revision
Kigali A1
Kigali A5

Low GWP Products as % of Total Refrigerants Volume[2]		
Region	TTM 2023	TTM 2024
EMEA	73%	83%
US	25%	31%

Source: Internal Estimates   Footnote: US ~ 304 MMT CO2eq EU ~ 182 MMT CO2eq
**EU Stepdown figures derived from F-Gas Revision*
[2]Chart compares the percentage of low GWP products in our refrigerants volume for EMEA and the US over the trailing 12 months, through Q2 2024 vs. Q2 2023.

Chemours™

Favorable Regulatory Trends Accelerating Opteon™ Adoption

Transition from high GWP Freon™ Refrigerants to low GWP Opteon™ Refrigerants through stepdowns





Market-Driven Double Digit Revenue Growth Over Time



$241
$182
Q2'22
$226
$200
Q2'23
$173
$227
Q2'24
Opteon Refrigerants
Freon Refrigerants

Double digit growth in Opteon™ projected from Q2 through the end of FY24

Auto Transition

- Strong Opteon™ adoption across mature Auto OEM target markets now expanding into in the automotive aftermarket

Stationary Transition

- Opteon™ XL-41 Growth: Seeing continued expansion in stationary applications
- EPA Technology Transitions final interim ruling (Dec. 2023): Legacy HFC equipment sell through delay one year, to Jan.1, 2026, Opteon™ refrigerant sales shift from FY24 to FY25

- **Refrigerant transition underway, shifting demand from Freon™ to Opteon™; enhancing margin mix over future periods**
- **Regulatory stepdowns driving demand for 40% capacity expansion at Corpus at the end of FY24**
- **Recent EPA final interim ruling (Q4 2023), shifting 2024 sales mix to higher GWP refrigerants**
- **Lower regulatory-driven Freon™ demand vs. PY driving lower cost absorption**

Chemours™

*The EPA extended the installation deadline for higher-GWP HFC equipment made before January 1, 2025, to January 1, 2026. Starting January 1, 2025, equipment must use low-GWP options like Opteon™ XL41

Innovation Through Two-Phased Immersion Cooling with Opteon™

Key Market Drivers

- Over 95% of data centers use traditional air- and water-cooled technologies
- Data centers are highly energy-intensive, with over 40% of energy dedicated to cooling IT equipment
- A mid-sized US data center consumes approximately 300,000 gallons of water per day
- Next-generation CPU to GPU transition supporting AI technology expansion is driving the industry to evaluate liquid cooling

Why Two-Phase Immersion Cooling?

- Little to no water usage
- Direct-to-chip and single-phase immersion cooling require additional air-cooled or secondary refrigerant loops and equipment
- Superior heat absorption performance: ~100x better than air, ~10x better than single-phase immersion cooling
- Up to a 90% reduction in cooling energy consumption, which equates to a potential 40% reduction in total data center energy consumption
- Simplified maintenance compared to single-phase immersion cooling
- Lower total cost of ownership and greater flexibility compared to direct-to-chip and single-phase immersion cooling

The Technology



Vapor condenses on coil or lid condenser
Fluid recirculates passively to bath
Vapor rises to top
Heat generated on chip and fluid turns into vapor

Key Advantages

Solution for future higher capacity computing energy and performance demands

- Low water usage
- Low GWP
- Low asset footprint
- Low energy usage
- Low maintenance

Source: Internal Estimates, ING THINK

based on relative heat transfer coefficients

Chemours™

Our Business TITANIUM TECHNOLOGIES (TT) Chemours Titanium Technologies is the world's trusted TiO2 partner. By combining quality product, reliable supply, and expert service, we drive long-term value for customers around the globe in coatings, plastics, and laminates applications. With foresight that helps customers navigate evolving market cycles, regulations, and sustainability targets, our time-tested partnership model has been proven for nearly a century to save production schedules, solve problems, stabilize cost and supply, and ultimately deliver Ti-Pure™ TiO2 our customers can rely on.

Titanium Technologies

Improving the quality of earnings by utilizing our industry-leading manufacturing circuit and implementing a cost leadership strategy as part of our TT Transformation Plan

A global leader[2] in TiO_2 production

- 3 TiO_2 plants, 6 production lines
- Mineral sands mine in Florida and Georgia
- Global sales, marketing and technical teams

Strong brand reputation

- Ti-Pure™ sold to approximately 500 customers globally
- Reliable supply, exceptional quality

Industry-leading manufacturing cost position

- Unique chloride technology
- Feedstock flexibility
- Expanded manufacturing flexibility to respond to customer demand
- Top-tier cash generation in the industry

Global Presence in Major Segments

Coatings – architectural, industrial, automotive

Plastics – rigid/flexible packaging, PVC pipe/windows

Papers – laminate papers, coated paper/paperboard, sheet

TT Key End Markets



Geography [1]



Latin America 14%
North America 40%
EMEA 19%
Asia Pacific 27%

Major Segments [1]



Papers
Plastics
Coatings

Adj. EBITDA margin of 11%[1]

Recent strategic actions to optimize manufacturing circuit in order to drive prospective margin improvement

[1] Data reflects Net Sales for the trailing twelve months ended June 30, 2024.
[2] TiO2 market share statistics based on internal estimates

Chemours™

Our Business ADVANCED PERFORMANCE MATERIALS (APM) Chemours’ Advanced Performance Materials business provides a broad portfolio of high-performance materials used in a wide variety of applications and industries. These materials enable products that people interact with every day and are the cornerstone of more sustainable solutions.

Driving Growth Through Innovation EV Batteries Semicon Hydrogen Enabling innovation and portfolio transformation towards high-value end markets, primarily in clean energy & advanced electronics Expect growth as a multiple of GDP with secular trends driving investment Differentiated offerings with exceptional performance Clean Energy Advanced Electronics Electronics 16 Capital investment to increase Nafion™ ion exchange material production capacity in France to support growing European market demand for clean hydrogen generation Investing to expand Teflon™ PFA production capacity, which is critical for semiconductor manufacturing Investing to support high-growth Performance Solutions platforms Semicon

Leader Across a diverse range of high-end materials 1100+ Customers & distributors; no customer representing >10% of sales3 High Earnings upside through continued specialty application developments $1.3B Sales1 $183M Adjusted EBITDA2 1 Data reflects Net Sales for the trailing twelve months ended June 30, 2024 2 Data reflects Adj. EBITDA for the trailing twelve months ended June 30, 2024  3 Excluding external monomer sales. 4 Figure reflects Net Sales year-to-date for the six months ended June 30, 2024 Advanced Performance Materials at a Glance Revenue Contribution by Portfolio4 Advanced Materials 62% Performance Solutions 38% Diverse Revenue Base1,2 Global Footprint1 APM Opportunity Expanding our market-leading position with select investments supporting high-growth platforms Positioned to capture secular growth, projected to accelerate through the decade

Illustrative APM Applications in Clean Energy

APM's suite of products while directly enabling water hydrolysis through our Nafion™ membranes also serve to support broader Hydrogen Economy and clean energy ventures

Renewable Energy Production

- Teflon™ used as release film to support production of composite turbine blades
- Viton™ used for sealing applications in control centers for offshore wind parks

Stationary & Mobility Fuel Cells & EV Batteries

- Nafion™ membranes used for PEM fuel cells
- Teflon™ used as a binder for dry process in EV batteries
- Viton™ / Teflon™ gaskets and seals to prevent leaks and environmental releases to reduce CO_2 emissions
- New JV: THE MOBILITY F.C. Membranes Company, established to expand into Hydrogen mobility technology



PHOTOVOLTACIS, WIND, HYDROPOWER OR BIOMASS
ELECTROLYZER
ELECTRICAL GRID
HYDROGEN STORAGE TANK
FUEL CELL SYSTEM
FUEL CELL ELECTRIC VEHICLES
HYDROGEN REFUELING STATION
DATA CENTERS, COMMERCIAL & INDUSTRIAL BUILDINGS, MICROGRIDS

Hydrogen Production

- Nafion™ membranes used for PEM water electrolyzers
- Teflon™ used as tubing fluid transfer in alkaline water electrolysis hydrogen production systems
- Teflon™ used as binder materials in the electrodes

Energy Storage

- Nafion™ membranes used for flow batteries
- Teflon™ used as binder materials in the electrodes
- Viton™ / Teflon™ gaskets and seals to prevent leaks and environmental releases to reduce CO_2 emissions

Chemours™

Empowering Semiconductor Manufacturing The Essential Chemistry Behind the Innovation Fluid Handling for Semicon Infrastructure Vital Chemistry PFA is a critical material used for chemical distribution systems within semiconductor manufacturing fabs Key Contributor to the U.S. Economy Chemours is the only domestic producer of PFA fluoropolymers used in the manufacture of semiconductor chips Robust Application Demand Semiconductor fabs require around 0.5kg1 of PFA per sq. ft. for advanced logic devices. An average mega fab is 600k square ft. Large and mega fabs are being built every day for advanced nodes. Diverse Applications Position to participate in both legacy node (>5nm), key chip used in auto production, and advanced nodes (≤5nm); major part of enabling advanced computing like AI, 5G, and consumer electronics 1 Internal Estimates

Enabling Innovation in Lithium-ion Batteries The Essential Chemistry Behind the Innovation Supporting Global Electrification Accelerated EV adoption is bolstered by government incentives, investment in EV infrastructure, and strong public support for renewable energy and fossil fuel phase-out. Boosting EV Battery Efficiency Battery cell manufacturers and OEMs are embracing “dry” electrode manufacturing, moving away from more costly solvent or “wet” processing. This shift results in meaningful change including lower manufacturing costs and plant footprint, increased cell energy density, reduced emissions, and elimination of a toxic solvent. Tailored Solutions We are developing advanced fluoropolymer binder solutions to drive a competitive edge and partnering with cell manufacturers to speed the dry adoption. Lithium-ion Battery Cell + Cathode Electrode - Anode Electrode

Investing in Innovation & Capacity Planned $200M investment for capacity expansion to enable the growth of our customers and partners Advancing innovation for Nafion™ platform for clean energy and e-mobility transitions Positioned to Lead Nafion™ is at the center of the Hydrogen Economy and created the category of ion exchange materials  Chemours has a fully integrated supply chain and leading R&D center to support rapid advancement in technology applications  Enhancing Industry Collaboration Chemours and partners receive U.S. DOE grants to advance PEM technology, support domestic hydrogen supply chain, and establish a circularity consortium for PEM electrolyzers and fuel cells Joint venture, THE Mobility F.C. Membranes Company, to accelerate fuel cell membrane technology development in heavy-duty fuel cell (HFDC) applications Enhancing Industry Collaboration Positioned to Lead Investing in Innovation & Capacity Nafion™ Membranes: Contributing to the Advancement of the Hydrogen Economy

Appendix

2024 Disruption and Investment Costs

($ in millions)

Cost Type & Description [1,2]	1H 2024	2H 2024
Titanium Technologies *Impacts from Q2 Altamira unplanned shut down*	$8	$15 - $20
Thermal and Specialized Solutions *SG&A and R&D Investments to Support Innovation (2P50 & NGR): ~$15-20*	$5	$10 - $15
Corporate Expense *Costs associated with the Audit Committee's Internal Review & remediation*	$23	$7
Unallocated Costs *Advisor costs associated with the TT Transformation Plan, applied in consolidation*	$11	$6

[1] *Costs above reflect costs captured in Adj. EBITDA, referenced in earnings commentary and discussion from Q1 and Q2.*
[2] *Costs within do not include items that were excluded from Adj. EBITDA, which were deemed non-recurring in nature.*

Chemours™

TSS Segment Net Sales and Adjusted EBITDA (Unaudited)



($ in millions)
% of total Net Sales
Net Sales
$523
FP&O 19%
FreonTM Refrigerants 43%
OpteonTM Refrigerants 38%
($21)
$12
($1)
$513
FP&O 22%
FreonTM Refrigerants 34%
OpteonTM Refrigerants 44%
2Q23
Price
Volume
Currency
2Q24



($ in millions)
% reflects Adjusted EBITDA Margin
Adj. EBITDA
$214
41%
$161
31%
Quota Allowances ~30%
HFC Absorption ~20%
Non-Corpus ~10%
2Q23
Price
Volume
Cost/Other
2Q24

Price Declines: Lower Freon™ refrigerants pricing due to elevated HFC inventories on the market, partially offset by value-based pricing of Opteon™ stationary refrigerants.
Volume Impacts: Continued Opteon™ refrigerants adoption in stationary and automotive after-markets combined with FP&O demand more than offsetting lower Freon™ refrigerants volumes in line with regulatory stepdowns.
Quota Allowances: EPA Technology Transitions final interim ruling in Q4 2023delayed certain stationary Opteon™ refrigerants sales to 2025, to support a higher mix of Freon™ refrigerant sales in 2024. Opportunistic quota purchases have been made to meet the demand for those Freon™ refrigerants in 2024.
HFC Absorption: Lower Freon demand consistent with regulatory stepdowns drove reduced fixed cost absorption in HFC production[2] primarily serving the automotive aftermarket.

[1] GWP = Global Warming Potential.
[2] Chemours only has one HFC refrigerant production line at its Corpus Christi site

24

Chemours™

Segment Net Sales (Unaudited) 2022 2023 202 Net sales by product group and segment Titanium dioxide and other minerals $928 $968 $877 $606 $632 $707 $690 $651 $588 $673 Total Titanium Technologies 928 968 877 606 632 707 690 651 588 673 OpteonTM refrigerants 143 182 150 122 195 200 170 145 200 227 FreonTM refrigerants 197 241 177 135 185 226 170 141 173 173 Foam, propellants, and other 85 95 90 63 106 97 96 88 76 113 Total Thermal & Specialized Solutions 425 518 417 320 486 523 436 374 449 513 Advanced materials 265 281 317 262 244 247 214 191 186 206 Performance solutions 120 120 133 120 144 140 129 134 113 133 Total Advanced Performance Materials 385 401 450 382 388 387 343 325 299 339 Performance chemicals and intermediates 26 28 33 30 30 26 18 11 14 13 Total Other Segment 26 28 33 30 30 26 18 11 14 13 Total net sales $1,764 $1,915 $1,777 $1,338 $1,536 $1,643 $1,487 $1,361 $1,350 $1,538

Segment Net Sales and Adjusted EBITDA (Unaudited) $2,602 $2,822 1,772 1,746 1,306 1,607 56 119 $5,736 $6,294 $283 $336 $598 $615 $183 $338 $7 $19 11% 12% 34% 35% 14% 21% 13% 16%

GAAP Income Before Income Taxes to Adjusted EBITDA Reconciliation (unaudited) $91 $(30) 247 172 295 303 (3) (2) 32 25 145 14 1 (7) (113) 5 16 — (37) (63) 104 660 8 34 $786 $1,111

Thank you!